UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 18, 2007

Visicu, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-51865	52-2107238
(State or other jurisdiction	(Commission file number)	(I.R.S. Employer Identification No.)
of incorporation or organization)

217 East Redwood Street, Suite 1900
Baltimore, Maryland 21202-3315
(Address of principal executive offices, including zip code)
(410) 276-1960
(Registrant’s telephone number, including area code)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act

☑	Soliciting material pursuant to Rule 14a-12 of the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) Exchange Act

TABLE OF CONTENTS

Item 1.01 Entry into a Material Definitive Agreement
Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Item 1.01 Entry into a Material Definitive Agreement.
(a) Merger Agreement
Visicu, Inc. (“Visicu” or the “Company”) announced that it has entered into a definitive merger agreement (the “Merger Agreement”) dated December 18, 2007 to be acquired (the “Merger”) by Philips Holding USA Inc., a global leader in healthcare, lighting and consumer lifestyle (“Philips”), in an all cash transaction valued at approximately $430 million USD. Under the terms of the Merger Agreement, Visicu stockholders would receive $12.00 per share in cash at closing, representing a premium of approximately 35% over the Visicu stock closing price on NASDAQ on December 17, 2007.
On the unanimous recommendation of a special committee of the Board of Directors, which is comprised solely of independent directors, the Company’s Board of Directors has approved the Merger and recommended its approval by stockholders. A special meeting of stockholders to approve the Merger will be scheduled at a later date. The Merger is expected to close in the first quarter of 2008.
The completion of the Merger is subject to the terms and conditions of the Merger Agreement, including the approval of the Company’s stockholders, customary regulatory clearance and other closing conditions. Following the closing of the Merger, shares of Visicu common stock will no longer be listed on NASDAQ. If the Merger Agreement is terminated under certain circumstances specified in the Merger Agreement, Visicu may be required to pay Philips a termination fee of $12,825,000.
The foregoing summary of certain terms of the Merger Agreement does not purport to be complete, and is subject to and qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K (“Form 8-K”) and is incorporated herein by reference.
The Merger Agreement has been filed to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual, business or operational information about the parties thereto. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of such Merger Agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by disclosures: (i) exchanged between the parties in connection with the execution of the Merger Agreement and (ii) contained in the disclosure schedules to the Merger Agreement. The representations and warranties may have been made for the purpose of allocating contractual risk among the parties to the Merger Agreement instead of establishing matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, investors and security holders should not rely on such representations and warranties as characterizations of the actual state of facts or circumstances. Moreover, information concerning the subject matter of such representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.
In connection with the proposed transaction, Visicu will file a proxy statement with the Securities and Exchange Commission (“SEC”). Stockholders are strongly advised to read the proxy statement and any other relevant documents filed with the SEC as they become available because they will contain important information about the proposed transaction. Stockholders may obtain a copy of the proxy statement when available along with documents filed by the Company, free of charge, by contacting Visicu Investor Relations: in writing at Visicu, Inc., 217 E. Redwood Street Suite 1900, Baltimore, MD 21202-3315, by telephone at (410) 276-1960, or by accessing the Visicu website at www.VISICU.com, or the SEC website at www.sec.gov.
The Company and its directors, executive officers, and certain other members of its management and employees may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the proposed transaction. Information regarding the interests of such directors and executive officers in the solicitation will be more specifically set forth in the proxy statement concerning the proposed transaction that will be filed with the SEC. In addition to the proxy statement, Visicu files annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information at the SEC public reference room in Washington, D.C. Please call the SEC at 1-800-SEC-3030 for further information on the public reference rooms. Visicu’s filings with the SEC are also available to the public from commercial document-retrieval services and at the website maintained by the SEC at http://www.sec.gov.
(b) Voting Agreement
As an inducement for Philips to enter into the Merger Agreement, certain stockholders of Visicu, who collectively control an aggregate of approximately 30.2% of Visicu’s outstanding common stock, entered into a voting agreement with Philips dated as of December 18, 2007 (the “Voting Agreement”). Pursuant to the Voting Agreement, each such stockholder agreed, among other things, to vote all of such stockholder’s Visicu common stock in favor of the adoption of the Merger Agreement and the approval of the transactions contemplated by the Merger Agreement and waived their appraisal rights relating to the Merger. The Voting Agreement terminates upon any termination of the Merger Agreement in accordance with its terms.
The foregoing summary of certain terms of the Voting Agreement does not purport to be complete, and is subject to and qualified in its entirety by reference to the Voting Agreement, a copy of which is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.
Item 7.01 Regulation FD Disclosure.
On December 18, 2007, the Company issued a press release announcing that it had entered into the Merger Agreement, a copy of which is furnished as Exhibit 99.2 hereto.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
2.1	Agreement and Plan of Merger dated December 18, 2007 by and among Visicu, Inc., a Delaware corporation, Philips Holding USA Inc., a Delaware corporation and Ice Merger Sub, Inc., a Delaware corporation.*

99.1	Voting Agreement dated December 18, 2007 by and among the stockholders listed on Schedule A attached thereto, Visicu, Inc., Philips Holding USA Inc., and Ice Merger Sub, Inc.

99.2	Press Release dated December 18, 2007 issued by Visicu, Inc.**
Forward-Looking Statements
This Form 8-K and Exhibit 99.2 furnished herewith contain forward-looking statements that are made pursuant to the provisions of Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements involve a number of risks and uncertainties. Investors are cautioned that statements in this release that are not strictly historical statements constitute forward-looking statements. It is important to note that the Company’s performance, and actual results, financial condition or business could differ materially from those expressed in the forward-looking statements. The words “may”, “could”, “would”, “should”, “outlook”, “positions us”, “guidance”, “expects”, “estimates”, “intends”, “plans”, “projects”, “anticipates”, “believes”, “predicts”, “potential” or the negative of these words, variations thereof or similar expressions are intended to identify such forward-looking statements. For example, the statement that the transaction is expected to close in the first quarter

*	Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request.

**	Exhibit 99.2 is being furnished, not filed, with the Form 8-K. Accordingly, Exhibit 99.2 will not be incorporated by reference into any other filing made by the Company with the SEC unless specifically identified therein as being incorporated by reference.

of 2008 is a forward-looking statement.
You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could materially affect actual results, levels of activity, performance or achievements. Factors that could cause results to differ materially from current expectations include, but are not limited to: market acceptance of our principal product offering and any new product releases; the price, performance and reliability of our products and services; our ability to attract and retain new customers and renewal rates of our existing customers; unanticipated delays or problems in releasing new products and services; financial and budget constraints of hospitals, changes in our pricing practices or our competitors’ pricing practices and changes in the healthcare industry; the introduction or availability of competing products or services and other competitive factors; and changes in the government regulation of our products and services.
Additional discussion of these and other factors affecting the Company’s business is contained in the Company’s periodic filings with the SEC. The Company undertakes no obligation to update forward-looking statements to reflect changed assumptions the occurrence of unanticipated events or changes in future operating results, financial condition or business over time.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

VISICU, INC.
Date: December 19, 2007	By:	/s/ Vincent E. Estrada
Vincent E. Estrada
Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)